UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (date of earliest event reported): October 28, 2003


                       TANGER FACTORY OUTLET CENTERS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)



                        North Carolina 1-11986 56-1815473
  ------------- --------------- ----------------- -------- -------------------
                            (Commission File Number)
                             ----------------- ----
         (State or other jurisdiction of (I.R.S. Employer Identification
                             Incorporation) Number)


             3200 Northline Avenue, Greensboro, North Carolina 27408
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               (Address of principal executive offices) (Zip Code)
                                 (336) 292-3010
              (Registrants' telephone number, including area code)

                                       N/A
          (former name or former address, if changed since last report)








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Item 9. Regulation FD Disclosure.

     On October 28, 2003, Tanger Factory Outlet Centers, Inc. (the "Company") made publicly available certain supplemental operating and financial information for the quarter ended September 30, 2003. This supplemental operating and financial information is attached to this current report as exhibit 99.1.

Item 12. Disclosure of Results of Operations and Financial Condition.

     On October 28, 2003, the Company issued a press release announcing its results of operations and financial condition as of and for the quarter ended September 30, 2003. This information is attached to this current report as exhibit 99.2.

SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  October 28, 2003

                              TANGER FACTORY OUTLET CENTERS, INC.

                              By: /s/ Frank C. Marchisello Jr.
                              ----------------------------
                              Frank C. Marchisello, Jr.
                              Executive Vice President, Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit No.

99.1 Supplemental operating and financial information of the Company for the quarter ended September 30, 2003.

99.2 Press release announcing the results of operations and financial condition as of and for the quarter ended September 30, 2003.


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